UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21477

Western Asset Inflation-Linked Opportunities & Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2019

WESTERN ASSET

INFLATION-LINKED OPPORTUNITIES & INCOME FUND (WIW)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Inflation-Linked Opportunities & Income Fund for the six-month reporting period ended May 31, 2019. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President

June 28, 2019

II	Western Asset Inflation-Linked Opportunities & Income Fund

Performance review

For the six months ended May 31, 2019, Western Asset Inflation-Linked Opportunities & Income Fund returned 6.71% based on its net asset value (“NAV”)1 and 8.19% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Index2 and the Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index3, returned 4.64% and 6.11%, respectively, for the same period. The Bloomberg Barclays World Government Inflation-Linked All Maturities Index4 and the Fund’s Custom Benchmark5 returned 6.01% and 6.34%, respectively, over the same time frame.

During this six-month period, the Fund made distributions to shareholders totaling $0.22 per share. As of May 31, 2019, the Fund estimates that all of the distributions were sourced from net investment income*. The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2019. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2019 (unaudited)
Price Per Share	6-Month Total Return**
$12.54 (NAV)	6.71	%†
$10.92 (Market Price)	8.19	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

[1]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[2]	The Bloomberg Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. Treasury Inflation-Protected Securities (“TIPS”) market.

[3]

The Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

[4]	The Bloomberg Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

[5]

The Custom Benchmark is comprised of 90% Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index, 5% Bloomberg Barclays U.S. Credit Index and 5% JPMorgan Emerging Markets Bond Index Plus (“EMBI+”). The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

Western Asset Inflation-Linked Opportunities & Income Fund	III

Performance review (cont’d)

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

One of the distinguishing features of closed-end funds compared to other investment vehicles is the ability to trade at a premium or discount to NAV. Since the Fund is listed on the NYSE, the share price may trade above (premium) or below (discount) its NAV. Whereas the NAV is reflective of the Fund’s underlying investments, the share price is reflective of the overall supply and demand in the marketplace. Historically, the majority of closed-end funds have traded at a discount to NAV. This Fund was no exception to the phenomenon. We believe the Fund’s discount may be driven by a number of factors, including the overall closed-end fund market, current distribution rate and muted demand for inflation-linked investment products. While there are actions that may temporarily reduce the discount to NAV, which we discuss with the Board of Trustees, we believe that if investor demand for inflation-linked investments increased, that development, among other factors, may help reduce the Fund’s share price discount to NAV over time. Western Asset Management Company, LLC, the Fund’s investment adviser, continues to believe the Fund offers investors the opportunity for long-term inflation protection while providing a source of diversification for investors’ fixed-income portfolios.

Looking for additional information?

The Fund is traded under the symbol “WIW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XWIWX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Inflation-Linked Opportunities & Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 28, 2019

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. Derivatives, such as options,

IV	Western Asset Inflation-Linked Opportunities & Income Fund

futures, forwards and swaps, can be illiquid, create counterparty risk, may disproportionately increase losses, and may have a potentially large impact on fund performance. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed-income securities. International investments are subject to currency fluctuations as well as social, economic and political risks. These risks are magnified in emerging markets.

An investment in the Fund is subject to the following additional risks. Lower grade securities, or equivalent unrated securities, which are commonly known as “junk bonds,” typically entail greater potential price volatility and may be less liquid than higher-rated securities. The Fund may have to apply a greater degree of judgment in establishing a price for lower grade securities for purposes of valuing fund shares. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade securities. Lower grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated securities. Lower grade and unrated securities are generally issued by less creditworthy issuers that may have a larger amount of outstanding debt relative to their assets than issuers of higher grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of lower grade security holders, leaving few or no assets available to repay lower grade security holders. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Lower grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems lower grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. Lower grade and unrated securities involve the risk that the Fund’s investment manager may not accurately evaluate the security’s comparative rating. Analysis of the creditworthiness of issuers of lower grade and unrated securities may be more complex than for issuers of higher-quality securities. To the extent that the Fund holds lower grade and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Fund’s investment manager’s credit analysis than if the Fund held exclusively higher-quality and rated securities. If changes in the currency exchange rates do not occur as anticipated, the Fund may lose money on currency transactions. The Fund’s ability to use currency transactions successfully depends on a number of factors, including the currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Fund to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Opportunities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. The Fund and the Subsidiary are deemed “commodity pools” and the investment adviser is considered

Western Asset Inflation-Linked Opportunities & Income Fund	V

Performance review (cont’d)

a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The investment adviser, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”).

Due to recent regulatory changes, additional regulatory requirements may be imposed, and additional expenses may be incurred by the Fund. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time. Investments by the Fund in commodity-linked derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered as an investment company and is not subject to all of the investor protections of the Investment Company Act of 1940 (the “1940 Act”). Changes in the laws of the United States and/ or the Cayman Islands could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns. The Fund’s exposure to commodities markets, including through the Subsidiary, may be limited by its intention to qualify as a regulated investment company for U.S. federal income tax purposes, and may interfere with its ability to qualify as such.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Western Asset Inflation-Linked Opportunities & Income Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2019 and November 30, 2018 and does not include derivatives such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — May 31, 2019

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WIW	— Western Asset Inflation-Linked Opportunities & Income Fund

2	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2019

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Government Inflation-Linked All Maturities Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WIW	— Western Asset Inflation-Linked Opportunities & Income Fund

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

May 31, 2019

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 108.8%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	10,788,560	$12,010,457
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	143,919,001	159,539,564	(a)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	31,548,400	35,181,514
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	21,657,613	27,702,806	(a)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	17,676,971	21,158,777	(a)
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	73,449,250	97,895,135	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	8,232,700	10,553,497
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	9,750,636	12,600,071
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	47,719,000	54,510,714	(a)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	19,884,390	19,827,561
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	7,215,880	7,661,481
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/49	6,081,404	6,488,276
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/20	81,521,050	80,873,021	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/21	39,684,350	39,301,767
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	21,429,340	21,557,913
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	14,263,624	14,167,835
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/22	80,903,124	80,206,381	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	64,256,902	64,018,308	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	13,611,944	13,505,578	(b)
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	54,838,973	55,836,550
Total U.S. Treasury Inflation Protected Securities (Cost — $811,908,529)				834,597,206
Corporate Bonds & Notes — 9.5%
Consumer Staples — 0.0%
Tobacco — 0.0%
Pyxus International Inc., Secured Notes	9.875%	7/15/21	240,000	204,600
Energy — 4.8%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.800%	11/15/25	500,000	515,182
Oil, Gas & Consumable Fuels — 4.7%
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	330,000	366,353
Anadarko Petroleum Corp., Senior Notes	6.200%	3/15/40	2,690,000	3,230,547
Apache Corp., Senior Notes	5.250%	2/1/42	910,000	936,098
Apache Corp., Senior Notes	4.250%	1/15/44	2,630,000	2,359,904
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	2,400,000	2,136,000
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,250,000	2,299,675
Gazprom OAO Via Gaz Capital SA, Senior Notes	5.150%	2/11/26	3,720,000	3,830,142	(c)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	4,000,000	4,004,968	(c)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	90,000	86,935	(c)

See Notes to Consolidated Financial Statements.

4	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MEG Energy Corp., Senior Notes	7.000%	3/31/24	110,000	$98,725	(c)
Noble Energy Inc., Senior Notes	3.900%	11/15/24	500,000	513,510
Noble Energy Inc., Senior Notes	4.950%	8/15/47	3,210,000	3,285,844
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	890,000	856,625
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	3,690,000	3,804,390
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	500,000	634,782
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	2,000,000	1,984,600
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	2,000,000	1,942,500
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	2,350,000	2,565,927
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	1,700,000	1,598,000	(d)
Total Oil, Gas & Consumable Fuels				36,535,525
Total Energy				37,050,707
Financials — 1.0%
Banks — 0.7%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,060,000	5,493,187
Diversified Financial Services — 0.2%
ILFC E-Capital Trust II, Ltd. Gtd. ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.800%)	4.850%	12/21/65	2,084,000	1,573,420	(c)(e)
Insurance — 0.1%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	48,493	68,435	(c)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	7.592%	2/12/23	208,539	211,146	(c)(e)
Total Insurance				279,581
Total Financials				7,346,188
Health Care — 1.5%
Health Care Equipment & Supplies — 0.2%
Immucor Inc., Senior Notes	11.125%	2/15/22	1,180,000	1,197,700	(c)
Health Care Providers & Services — 0.3%
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,190,000	2,195,475
Pharmaceuticals — 1.0%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	1,140,000	1,237,256	(c)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	1,970,000	2,072,814	(c)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	1,730,000	1,689,994	(c)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	2,620,000	2,829,600	(c)
Total Pharmaceuticals				7,829,664
Total Health Care				11,222,839

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2019

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 0.2%
Aerospace & Defense — 0.2%
Heligear Acquisition Co., Senior Secured Notes	10.250%	10/15/19	1,464,000		$1,472,887	(c)
Materials — 2.0%
Metals & Mining — 2.0%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	1,470,000		1,481,025	(c)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	1,630,000		1,599,747	(c)
ArcelorMittal, Senior Notes	6.125%	6/1/25	720,000		796,559
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	500,000		532,664
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	3,000,000		3,146,250
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	750,000		765,454	(c)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	500,000		488,159	(c)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	1,630,000		1,583,626	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,440,000		3,563,353
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	1,360,000		1,367,305
Total Materials					15,324,142
Total Corporate Bonds & Notes (Cost — $69,734,385)					72,621,363
Non-U.S. Treasury Inflation Protected Securities — 7.8%
Brazil — 3.1%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/30	26,641,453	BRL	8,088,143
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/50	46,824,371	BRL	15,733,731
Total Brazil					23,821,874
Italy — 3.9%
Italy Buoni Poliennali Del Tesoro	3.100%	9/15/26	23,988,492	EUR	29,583,776	(d)
Uruguay — 0.8%
Uruguay Government International Bond	4.250%	4/5/27	221,687,919	UYU	6,516,045
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $58,851,791)					59,921,695
Sovereign Bonds — 7.6%
Argentina — 0.4%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	68.804%	6/21/20	132,660,000	ARS	2,959,410	(e)
Brazil — 0.1%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	1,900,000	BRL	508,440
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	570,000	BRL	158,285
Total Brazil					666,725
Chile — 1.0%
Bonos de la Tesoreria de la Republica en pesos, Bonds	5.000%	3/1/35	4,785,000,000	CLP	7,589,170
Ecuador — 0.6%
Ecuador Government International Bond, Senior Notes	10.500%	3/24/20	3,120,000		3,279,931	(c)

See Notes to Consolidated Financial Statements.

6	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Ecuador — continued
Ecuador Government International Bond, Senior Notes	7.950%	6/20/24	1,070,000		$1,084,723	(d)
Total Ecuador					4,364,654
Indonesia — 1.6%
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	400,000		404,806	(c)
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	1,790,000		1,767,417
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	430,000		466,891	(c)
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	880,000		910,963	(c)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	2,010,000		2,026,653
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/27	100,812,000,000	IDR	6,686,957
Total Indonesia					12,263,687
Mexico — 2.5%
Mexican Bonos, Senior Notes	7.750%	11/13/42	273,450,000	MXN	13,018,515
Mexican Bonos, Senior Notes	8.000%	11/7/47	51,280,000	MXN	2,492,561
Mexico Government International Bond, Senior Notes	4.500%	4/22/29	3,720,000		3,866,977
Total Mexico					19,378,053
Nigeria — 0.0%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	280,000		265,616	(c)
Qatar — 0.5%
Qatar Government International Bond, Senior Notes	4.000%	3/14/29	3,770,000		3,975,605	(c)
Russia — 0.9%
Russian Federal Bond — OFZ	7.050%	1/19/28	487,690,000	RUB	7,157,174
Total Sovereign Bonds (Cost — $68,593,043)					58,620,094
Collateralized Mortgage Obligations (f) — 5.1%
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. USD LIBOR + 0.165%)	3.804%	9/29/36	13,320,038		11,272,749	(c)(e)
Banc of America Funding Trust, 2015-R2 5A2	4.032%	9/29/36	8,371,219		6,566,986	(c)(e)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	1,288,902		874,352
Credit Suisse Commercial Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	1,274,763		970,906	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M1	4.000%	8/25/56	3,690,000		3,669,145	(c)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust Series, 2017-2 M2	4.000%	8/25/56	5,170,000		4,977,098	(c)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	5.880%	10/25/29	2,660,000		2,863,062	(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	6.580%	2/25/30	2,950,000		3,136,266	(c)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.816%	2/12/49	2,289,113		1,660,339	(e)

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2019

Western Asset Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (f) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.232%	2/15/51	53,760		$51,535	(e)
Lehman Mortgage Trust, 2006-5 2A2, IO (-1.000 X 1 mo. USD LIBOR + 7.150%)	4.720%	9/25/36	2,869,699		757,542	(e)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	12.310%	6/25/37	91,456		59,805	(e)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	3.481%	2/25/46	2,171,870		2,034,427	(e)
Total Collateralized Mortgage Obligations (Cost — $33,811,632)					38,894,212
Asset-Backed Securities — 0.7%
Bear Stearns Asset Backed Securities Trust, 2007-SD2 2A1 (1 mo. USD LIBOR + 0.400%)	2.830%	9/25/46	50,913		49,434	(e)
Origen Manufactured Housing Contract Trust, 2007-B A1 (1 mo. USD LIBOR + 1.200%)	3.640%	10/15/37	5,591,268		5,520,561	(c)(e)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	1/25/37	110,107		109,398	(c)(e)
Total Asset-Backed Securities (Cost — $5,170,006)					5,679,393
Total Investments before Short-Term Investments (Cost — $1,048,069,386)					1,070,333,963
Short-Term Investments — 2.4%
Sovereign Bonds — 0.5%
Argentina Treasury Bill (Cost — $5,175,568)	(5.177)%	4/30/20	154,500,000	ARS	3,623,573	(g)

			Shares
Money Market Funds — 1.9%
Dreyfus Government Cash Management, Institutional Shares (Cost — $14,411,563)	2.318%		14,411,563		14,411,563
Total Short-Term Investments (Cost — $19,587,131)					18,035,136
Total Investments — 141.9% (Cost — $1,067,656,517)					1,088,369,099
Liabilities in Excess of Other Assets — (41.9)%					(321,225,578)
Total Net Assets — 100.0%					$767,143,521

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See Notes to Consolidated Financial Statements.

8	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:

ARS	— Argentine Peso

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CLP	— Chilean Peso

CMT	— Constant Maturity Treasury

EUR	— Euro

IDR	— Indonesian Rupiah

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

RUB	— Russian Ruble

USD	— United States Dollar

UYU	— Uruguayan Peso

At May 31, 2019, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Credit Suisse	2.600%	4/8/2019	TBD**	$20,137,500	U.S. Treasury Inflation Protected Securities	$21,296,551
Deutsche Bank	2.600%	4/11/2019	7/10/2019	312,447,375	U.S. Treasury Inflation Protected Securities	322,205,971
				$332,584,875		$343,502,522

*

Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements. At May 31, 2019, the Fund held non-cash collateral from Deutsche Bank in the amount of $1,120,991.

**

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as-of May 31, 2019.

At May 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	190	12/19	$46,195,067	$46,504,875	$309,808
Copper	338	7/19	24,624,145	22,308,000	(2,316,145)
Euro	94	6/19	13,318,874	13,144,725	(174,149)
Gold 100 Ounce	114	8/19	14,724,525	14,946,540	222,015

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	9

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2019

Western Asset Inflation-Linked Opportunities & Income Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy: continued
Mexican Peso	86	6/19	$2,183,041	$2,181,820	$(1,221)
U.S. Treasury 2-Year Notes	117	9/19	25,094,874	25,116,609	21,735
U.S. Treasury Long-Term Bonds	456	9/19	68,651,987	70,095,750	1,443,763
WTI Crude	147	12/19	8,286,591	7,871,850	(414,741)
WTI Crude	283	12/21	15,777,422	14,458,470	(1,318,952)
					(2,227,887)
Contracts to Sell:
British Pound	67	6/19	5,572,439	5,294,256	278,183
Euro-Bund	76	6/19	13,831,019	14,292,638	(461,619)
Euro-Bund	150	9/19	28,605,095	28,618,032	(12,937)
Gasoline	38	11/19	2,756,968	2,401,182	355,786
U.S. Treasury 5-Year Notes	1,552	9/19	180,896,236	182,153,879	(1,257,643)
U.S. Treasury 10-Year Notes	603	9/19	75,180,214	76,430,250	(1,250,036)
U.S. Treasury Ultra Long-Term Bonds	756	9/19	130,256,824	132,890,625	(2,633,801)
WTI Crude	140	7/19	8,709,050	7,490,000	1,219,050
					(3,763,017)
Net unrealized depreciation on open futures contracts					$(5,990,904)

At May 31, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	15,720,000	USD	3,984,690	Barclays Bank PLC	7/17/19	$5,019
GBP	4,241,448	USD	5,575,935	Barclays Bank PLC	7/17/19	(200,615)
INR	1,036,321,925	USD	14,697,100	Barclays Bank PLC	7/17/19	96,668
MYR	49,281,000	USD	12,057,694	Barclays Bank PLC	7/17/19	(306,129)
RUB	1,154,220,000	USD	17,365,962	Barclays Bank PLC	7/17/19	157,345
USD	45,099,742	EUR	39,754,457	Barclays Bank PLC	7/17/19	508,714
USD	111,782	EUR	100,000	BNP Paribas SA	7/17/19	(384)
BRL	130,000	USD	33,313	Citibank N.A.	7/17/19	(319)
BRL	9,759,699	USD	2,500,948	Citibank N.A.	7/17/19	(23,953)
BRL	25,400,000	USD	6,510,817	Citibank N.A.	7/17/19	(64,341)
COP	82,621,685,652	USD	26,125,434	Citibank N.A.	7/17/19	(1,734,144)
IDR	52,969,535,174	USD	3,665,204	Citibank N.A.	7/17/19	24,145
JPY	897,550,000	USD	8,109,415	Citibank N.A.	7/17/19	204,873
RUB	946,939,580	USD	14,346,461	Citibank N.A.	7/17/19	29,926
USD	481,716	AUD	675,945	Citibank N.A.	7/17/19	12,133

See Notes to Consolidated Financial Statements.

10	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	60,000	EUR	53,389	Citibank N.A.	7/17/19	$115
USD	112,225	EUR	100,000	Citibank N.A.	7/17/19	59
USD	6,349,002	MXN	123,802,368	Citibank N.A.	7/17/19	83,539
BRL	5,000,000	USD	1,281,345	JPMorgan Chase & Co.	7/17/19	(12,354)
USD	16,242,781	TWD	499,498,000	JPMorgan Chase & Co.	7/17/19	398,528
Total						$(821,175)

Abbreviations used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

MYR	— Malaysian Ringgit

RUB	— Russian Ruble

TWD	— Taiwan Dollar

USD	— United States Dollar

At May 31, 2019, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
$39,783,000	8/31/23	2.500% semi-annually	3-Month LIBOR quarterly	$(2,481)	$(948,587)

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Bank PLC	$95,600,000	5/3/20	2.023%*	CPURNSA	*	—	$(149,012)

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	11

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2019

Western Asset Inflation-Linked Opportunities & Income Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.32 Index	$33,330,000	6/20/24	1.000% quarterly	$467,520	$519,113	$(51,593)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	One time payment made at termination date.

Abbreviations used in this table:

CPURNSA	— U.S. CPI Urban Consumers NSA Index

LIBOR	— London Interbank Offered Rate

See Notes to Consolidated Financial Statements.

12	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

Consolidated statement of assets and liabilities (unaudited)

May 31, 2019

Assets:
Investments, at value (Cost — $1,067,656,517)	$1,088,369,099
Foreign currency, at value (Cost — $3,083,058)	3,005,889
Interest receivable	6,093,002
Deposits with brokers for open futures contracts	3,151,999
Deposits with brokers for OTC derivatives	1,870,000
Unrealized appreciation on forward foreign currency contracts	1,521,064
Foreign currency collateral for open futures contracts, at value (Cost — $1,369,092)	1,372,373
Deposits with brokers for centrally cleared swap contracts	1,272,210
Prepaid expenses	3,380
Total Assets	1,106,659,016

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	332,584,875
Payable to broker — variation margin on open futures contracts	2,422,867
Unrealized depreciation on forward foreign currency contracts	2,342,239
Interest payable	1,229,384
Investment management fee payable	325,317
Payable to broker — variation margin on centrally cleared swap contracts	236,343
OTC swaps, at value (premiums received — $0)	149,012
Administration fee payable	46,474
Trustees’ fees payable	29,181
Accrued expenses	149,803
Total Liabilities	339,515,495
Total Net Assets	$767,143,521

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 61,184,134 shares issued and outstanding	$819,718,608
Total distributable earnings (loss)	(52,575,087)
Total Net Assets	$767,143,521

Shares Outstanding	61,184,134

Net Asset Value	$12.54

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	13

Consolidated statement of operations (unaudited)

For the Six Months Ended May 31, 2019

Investment Income:
Interest	$17,795,493
Less: Foreign taxes withheld	(86,674)
Total Investment Income	17,708,819

Expenses:
Interest expense (Note 3)	4,392,426
Investment management fee (Note 2)	1,881,223
Administration fees (Note 2)	268,746
Legal fees	138,178
Trustees’ fees	88,664
Transfer agent fees	67,685
Fund accounting fees	41,502
Stock exchange listing fees	29,690
Audit and tax fees	25,620
Custody fees	20,221
Commodity pool reports	19,945
Shareholder reports	14,593
Insurance	6,687
Miscellaneous expenses	7,495
Total Expenses	7,002,675
Net Investment Income	10,706,144

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,593,504)
Futures contracts	(7,538,111)
Written options	234,336
Swap contracts	164,117
Forward foreign currency contracts	2,673,104
Foreign currency transactions	(227,435)
Net Realized Loss	(7,287,493)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	49,018,347
Futures contracts	(3,313,073)
Swap contracts	(940,232)
Forward foreign currency contracts	608,215
Foreign currencies	3,145
Change in Net Unrealized Appreciation (Depreciation)	45,376,402
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	38,088,909
Increase in Net Assets From Operations	$48,795,053

See Notes to Consolidated Financial Statements.

14	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

Consolidated statements of changes in net assets

For the Six Months Ended May 31, 2019 (unaudited) and the Year Ended November 30, 2018	2019	2018

Operations:
Net investment income	$10,706,144	$25,716,139
Net realized gain (loss)	(7,287,493)	649,223
Change in net unrealized appreciation (depreciation)	45,376,402	(50,782,002)
Increase (Decrease) in Net Assets From Operations	48,795,053	(24,416,640)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(13,215,772)	(26,431,546)
Decrease in Net Assets From Distributions to Shareholders	(13,215,772)	(26,431,546)
Increase (Decrease) in Net Assets	35,579,281	(50,848,186)

Net Assets:
Beginning of period	731,564,240	782,412,426
End of period	$767,143,521	$731,564,240

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	15

Consolidated statement of cash flows (unaudited)

For the Six Months Ended May 31, 2019

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$48,795,053
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(144,943,269)
Sales of portfolio securities	141,240,349
Net purchases, sales and maturities of short-term investments	9,986,935
Net inflation adjustment	(6,312,870)
Net amortization of premium (accretion of discount)	966,100
Decrease in receivable for securities sold	7,806,267
Increase in interest receivable	(182,477)
Decrease in prepaid expenses	23,875
Increase in payable to broker — variation margin on centrally cleared swap contracts	218,584
Decrease in payable for securities purchased	(10,875,095)
Increase in investment management fee payable	23,705
Increase in Trustees’ fees payable	1,026
Increase in administration fee payable	3,387
Increase in interest payable	702,021
Decrease in accrued expenses	(106,279)
Increase in payable to broker — variation margin on open futures contracts	2,317,715
Net realized loss on investments	2,593,504
Change in net unrealized appreciation (depreciation) of investments, OTC swap contracts and forward foreign currency contracts	(49,477,550)
Net Cash Provided by Operating Activities*	2,780,981

Cash Flows From Financing Activities:
Distributions paid on common stock	(13,215,772)
Increase in payable for reverse repurchase agreements	9,489,750
Net Cash Used in Financing Activities	(3,726,022)
Net Decrease in Cash and Restricted Cash	(945,041)
Cash and restricted cash at beginning of period	11,617,512
Cash and restricted cash at end of period	$10,672,471

*	Included in operating expenses is cash of $3,690,405 paid for interest on borrowings.

The following table provides a reconciliation of cash and restricted cash reported with the Consolidated Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Consolidated Statement of Cash Flows.

May 31, 2019
Cash	$3,005,889
Restricted cash	7,666,582
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$10,672,471

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts and reverse repurchase agreements. It is separately reported on the Consolidated Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Consolidated Financial Statements.

16	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

Consolidated financial highlights

For a share of common stock outstanding throughout each year ended November 30, unless otherwise noted:
	2019[1,2]	2018[1]	2017[1]	2016[1,3]	2015[1,4]	2014[1,4]	2013[1,4]

Net asset value, beginning of period	$11.96	$12.79	$12.37	$12.16	$12.96	$13.24	$14.93

Income (loss) from operations:
Net investment income	0.17	0.42	0.38	0.34	0.25	0.38	0.16
Net realized and unrealized gain (loss)	0.63	(0.82)	0.46	0.24	(0.68)	(0.22)	(1.45)
Total income (loss) from operations	0.80	(0.40)	0.84	0.58	(0.43)	0.16	(1.29)

Less distributions from:
Net investment income	(0.22) [5]	(0.43)	(0.42)	(0.29)	(0.11)	(0.36)	(0.16)
Net realized gains	—	—	—	—	(0.02)	(0.08)	(0.24)
Return of capital	—	—	—	(0.08)	(0.24)	—	—
Total distributions	(0.22)	(0.43)	(0.42)	(0.37)	(0.37)	(0.44)	(0.40)

Net asset value, end of period	$12.54	$11.96	$12.79	$12.37	$12.16	$12.96	$13.24

Market price, end of period	$10.92	$10.30	$11.31	$10.93	$10.29	$11.30	$11.27
Total return, based on NAV[6,7]	6.71%	(3.21)%	6.99%	4.69%	(3.42)%	1.09%	(8.74)%
Total return, based on Market Price[8]	8.19%	(5.32)%	7.42%	9.85%	(5.83)%	4.03%	(11.77)%

Net assets, end of period (millions)	$767	$732	$782	$757	$744	$793	$810

Ratios to average net assets:
Gross expenses	1.87%[9]	1.72%	1.44%	1.40%[9]	1.13%	0.95%	0.75%
Net expenses	1.87 [9]	1.72	1.44	1.40 [9]	1.13	0.95	0.75
Net investment income	2.86 [9]	3.36	3.04	3.00 [9]	1.98	2.84	1.11

Portfolio turnover rate	14%	48%	57%	70%	59%	49%	112%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2019 (unaudited).

[3]	For the period January 1, 2016 through November 30, 2016.

[4]	For the year ended December 31.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	17

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Opportunities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained

18	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	19

Notes to consolidated financial statements (unaudited) (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. treasury inflation protected securities	—	$834,597,206	—	$834,597,206
Corporate bonds & notes	—	72,621,363	—	72,621,363
Non-U.S. treasury inflation protected securities	—	59,921,695	—	59,921,695
Sovereign bonds	—	58,620,094	—	58,620,094
Collateralized mortgage obligations	—	38,894,212	—	38,894,212
Asset-backed securities	—	5,679,393	—	5,679,393
Total long-term investments	—	1,070,333,963	—	1,070,333,963
Short-term investments†:
Sovereign bonds	—	3,623,573	—	3,623,573
Money market funds	$14,411,563	—	—	14,411,563
Total short-term investments	14,411,563	3,623,573	—	18,035,136
Total investments	$14,411,563	$1,073,957,536	—	$1,088,369,099
Other financial instruments:
Futures contracts	$3,850,340	—	—	$3,850,340
Forward foreign currency contracts	—	$1,521,064	—	1,521,064
Total other financial instruments	$3,850,340	$1,521,064	—	$5,371,404
Total	$18,261,903	$1,075,478,600	—	$1,093,740,503

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$9,841,244	—	—	$9,841,244
Forward foreign currency contracts	—	$2,342,239	—	2,342,239
Centrally cleared interest rate swaps	—	948,587	—	948,587
OTC interest rate swaps	—	149,012	—	149,012
Centrally cleared credit default swaps on credit indices — sell protection	—	51,593	—	51,593
Total	$9,841,244	$3,491,431	—	$13,332,675

†	See Consolidated Schedule of Investments for additional detailed categorizations.

20	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	21

Notes to consolidated financial statements (unaudited) (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the

22	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.

As of May 31, 2019, the total notional value of all credit default swaps to sell protection was $33,330,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/ entity.

For average notional amounts of swaps held during the six months ended May 31, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or receive and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the

24	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(j) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Consolidated Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Consolidated Statement of Cash Flows.

26	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event

28	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

As of May 31, 2019, the Fund held forward foreign currency contracts and OTC interest rate swaps with credit related contingent features which had a liability position of $2,491,251. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2019, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,870,000, which could be used to reduce the required payment.

At May 31, 2019, the Fund held non-cash collateral from JPMorgan Chase & Co. in the amount of $358,163. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Trustees. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2019 fiscal year. The Board of Trustees may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Management Agreement with Western Asset Management Company, LLC (“Western Asset” or the “Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.35% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) are not considered a liability.

30	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

During periods when the Fund is using leverage, the fee paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because the fee paid will be calculated on the basis of the Fund’s average weekly assets, which includes the assets attributable to leverage.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan” and together with Western Asset Singapore and Western Asset London, the “Non-U.S. Advisers”) are also the Fund’s investment advisers. Western Asset Singapore, Western Asset London and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset Singapore, Western Asset London and Western Asset Japan do not receive any compensation from the Fund.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Administrator”), an affiliate of the Investment Adviser, provides certain administrative, accounting, shareholder servicing and corporate secretarial and related functions pursuant to an Administrative Services Agreement with the Fund. The Fund pays the Administrator a monthly fee at the annual rate of 0.05% of the Fund’s average weekly assets.

3. Investments

During the six months ended May 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$26,555,612	$118,387,657
Sales	11,246,719	129,993,630

At May 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,067,656,517	$37,481,469	$(16,768,887)	$20,712,582
Swap contracts	516,632	—	(1,149,192)	(1,149,192)
Futures contracts	—	3,850,340	(9,841,244)	(5,990,904)
Forward foreign currency contracts	—	1,521,064	(2,342,239)	(821,175)

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

Transactions in reverse repurchase agreements for the Fund during the six months ended May 31, 2019 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$326,722,582	2.70%	$332,584,875

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 2.00% to 2.72% during the six months ended May 31, 2019. Interest expense incurred on reverse repurchase agreements totaled $4,391,888.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at May 31, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts[2]	$1,775,306	$278,183	$1,796,851	$3,850,340
Forward foreign currency contracts	—	1,521,064	—	1,521,064
Total	$1,775,306	$1,799,247	$1,796,851	$5,371,404

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Futures contracts[2]	$5,616,036	$175,370	—	$4,049,838	$9,841,244
OTC swap contracts[3]	149,012	—	—	—	149,012
Centrally cleared swap contracts[4]	948,587	—	$51,593	—	1,000,180
Forward foreign currency contracts	—	2,342,239	—	—	2,342,239
Total	$6,713,635	$2,517,609	$51,593	$4,049,838	$13,332,675

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended May 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional

32	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Purchased options[1]	$(863,017)	—	—	—	$(863,017)
Written options	234,336	—	—	—	234,336
Futures contracts	(9,768,749)	$(1,254,677)	—	$3,485,315	(7,538,111)
Swap contracts	—	—	$164,117	—	164,117
Forward foreign currency contracts	—	2,673,104	—	—	2,673,104
Total	$(10,397,430)	$1,418,427	$164,117	$3,485,315	$(5,329,571)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Purchased options[1]	$63,589	—	—	—	$63,589
Futures contracts	(2,685,925)	$1,085,605	—	$(1,712,753)	(3,313,073)
Swap contracts	(1,097,599)	—	$157,367	—	(940,232)
Forward foreign currency contracts	—	608,215	—	—	608,215
Total	$(3,719,935)	$1,693,820	$157,367	$(1,712,753)	$(3,581,501)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

During the six months ended May 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$6,864
Written options†	136,494
Futures contracts (to buy)	197,421,672
Futures contracts (to sell)	434,662,772
Forward foreign currency contracts (to buy)	134,579,764
Forward foreign currency contracts (to sell)	84,835,122

Average Notional Balance
Interest rate swap contracts	$36,390,286
Credit default swap contracts (to sell protection)	33,330,000

†	At May 31, 2019, there were no open positions held in this derivative.

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$767,746	$(655,756)	$111,990	$180,000	$291,990
BNP Paribas SA	—	(384)	(384)	—	(384)
Citibank N.A.	354,790	(1,822,757)	(1,467,967)	1,690,000	222,033
JPMorgan Chase & Co.	398,528	(12,354)	386,174	(358,163)	28,011
Total	$1,521,064	$(2,491,251)	$(970,187)	$1,511,837	$541,650

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Distributions subsequent to May 31, 2019

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/21/2019	6/28/2019	$0.0360
7/19/2019	7/31/2019	$0.0360
8/23/2019	8/30/2019	$0.0360
9/20/2019	9/30/2019	$0.0360

6. Stock repurchase program

On March 2, 2016, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2019, the Fund did not repurchase any shares.

7. Deferred capital losses

As of November 30, 2018, the Fund had deferred capital losses of $59,293,528, which have no expiration date, that will be available to offset future taxable capital gains.

34	Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) —Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Western Asset Inflation-Linked Opportunities & Income Fund 2019 Semi-Annual Report	35

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Fund’s annual meeting of shareholders was held on May 10, 2019. Of the 61,184,134 common shares outstanding on the record date for the meeting, the following shares voted at the meeting:

Election of Trustees	For	Withheld
Ronald Toupin, Jr.	54,837,772	2,260,782

36	Western Asset Inflation-Linked Opportunities & Income Fund

Dividend reinvestment plan (unaudited)

The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of WIW, offer a convenient way to add shares of WIW to your account. WIW offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIW unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIW, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIW through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIW will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc, 462 South 4th Street, Suite 1600 Louisville, KY 40202. Investor Relations telephone number 1-888-888-0151.

Western Asset Inflation-Linked Opportunities & Income Fund	37

Western Asset

Inflation-Linked Opportunities & Income Fund

Trustees

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Jane Trust

President

Richard F. Sennett

Principal Financial Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Protection Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

Western Asset Inflation-Linked Opportunities & Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment managers and advisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Administrator

Legg Mason Partners Fund Advisor, LLC

Custodian

The Bank of New York Mellon

Transfer Agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol

WIW

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Funds’ website at www.lmcef.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Inflation-Linked Opportunities & Income Fund

Western Asset Inflation-Linked Opportunities & Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Inflation-Linked Opportunities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX013851 7/19 SR19-3658

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation-Linked Opportunities & Income Fund

By:	/s/Jane Trust
Jane Trust
President

Date: July 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
President

Date: July 29, 2019

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 29, 2019